Alpine Ultra Short Tax Optimized Income Fund – Adviser Class
(the “Fund”)

A SERIES OF ALPINE INCOME TRUST

Supplement Dated August 5, 2010 to the
Summary Prospectus dated February 27, 2010

Effective September 1, 2010, the Fund’s Board of Trustees has determined to waive the Fund’s 0.50% sales charge for all Fund purchases of $250,000 or more.

Accordingly, the following paragraph replaces the first sentence of the “Fees and Expenses of the Fund” section of the Summary Prospectus:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the Fund’s Adviser Class shares.  More information about these and other discounts is available from your financial professional and in the supplements dated August 3, 2010 to the Fund’s prospectus and statement of additional information.

Please retain this Supplement for future reference.